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                     Supplement dated June 22, 2009 to the
                       Prospectuses dated May 1, 2009 for
                 Seligman LaSalle Real Estate Fund Series, Inc.
                                on behalf of its
               Seligman LaSalle Monthly Dividend Real Estate Fund
                         (the "Monthly Dividend Fund")


The fourth paragraph of the Monthly Dividend Fund's "Other Strategies" has been superseded and replaced as follows:

The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. In addition, the Fund may invest up to 25% of its net assets in foreign investments.




                                                              SL-9910-1 A (6/09)